Exhibit 10.3

SUBSCRIPTION AGREEMENT
RIVULET MEDIA, INC.

Rivulet Media, Inc.
1206 E. Warner Rd, Suite 101-I
Gilbert, Arizona 85296
Attn: Michael Witherill

Re: Purchase of Rivulet Media, Inc. Common Shares

Gentlemen:

The undersigned (the “Purchaser”) hereby subscribes to purchase the number of shares of Common Stock, $0.0001 par value per share, of Rivulet Media, Inc., a Delaware corporation (the “Company”), set forth on the signature page hereof at a cash purchase price of $0.05 per share. The 8,000,000 shares available for purchase are referred to herein as the “Shares.” This subscription may be rejected by the Company in its sole discretion.

Such purchase of Shares is subject to the terms and conditions set forth in the Risk Factors attached as Exhibit A and in the Company’s reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Such purchase of Shares is also subject to the following paragraphs.

1.            Purchase. Subject to the terms and conditions hereof, Purchaser hereby irrevocably agrees to purchase the number of Shares set forth on the signature page hereof and tenders herewith the consideration set forth on the signature page hereof. Payment in full by cash, certified check, or wire transfer in the amount of $0.05 per Share purchased accompanies the delivery of this Subscription Agreement.

2.            Representations and Warranties. Purchaser hereby makes the following representations and warranties to the Company and Purchaser agrees to indemnify, hold harmless, and pay all judgments of and claims against the Company from any liability or injury, including, but not limited to, that arising under federal or state securities laws, incurred as a result of any misrepresentation herein or any warranties not performed by Purchaser.

(a)           Purchaser is the sole and true party in interest and is not purchasing for the benefit of any other person.

(b)           Purchaser has read, analyzed, and is familiar with the Risk Factors attached as Exhibit A, this Subscription Agreement, and the Investor Suitability Questionnaire and has retained copies of all such documents. Purchaser has had an opportunity to discuss the business plans of the Company with Company management and has had an opportunity to ask questions and received satisfactory responses from management with respect to the Company.

(c)           Purchaser has read, analyzed, and is familiar with the section of this Subscription Agreement entitled “Investor Suitability Questionnaire” and Purchaser hereby warrants that Purchaser either [CHECK ALL THAT APPLY]:

☐       is an Accredited Investor, as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), and all liabilities necessary to make a verification of net worth have been disclosed to the person completing the Accredited Investor Verification, if any;

☐       alone or with a purchaser representative(s) has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment; or

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☐       is not a “U.S. person” as that term is defined under Regulation S promulgated under the 1933 Act.

(d)           Purchaser understands that all books, records, and documents of the Company relating to this investment have been and remain available for inspection by Purchaser upon reasonable notice. Purchaser confirms that all documents requested by Purchaser have been made available, and that Purchaser has been supplied with all of the additional information concerning this investment that has been requested. In making a decision to purchase the Shares, Purchaser has relied exclusively upon information provided in the Risk Factors attached as Exhibit A and its own independent investigation of the Company’s books, records, and documents.

(e)           Purchaser is aware that an investment in the Shares is highly speculative and subject to substantial risks, including those risks set forth in the Risk Factors attached as Exhibit A. Purchaser is capable of bearing the high degree of economic risk and burdens of this venture, including, but not limited to, the possibility of the complete loss of all funds invested, the loss of any anticipated tax benefits, the lack of a public market, the unavailability of redemption for the Shares, and limited transferability of the Shares that may make the liquidation of this investment impossible for the indefinite future.

(f)           The offer to sell the Shares was directly communicated to Purchaser by the Company, or through a person acting on its behalf, in such a manner that Purchaser was able to ask questions of and receive answers from the Company concerning the terms and conditions of this transaction. At no time was Purchaser presented with or solicited by or through any article, notice or other communication published in any newspaper or other leaflet, public promotional meeting, television, radio or other broadcast or transmittal advertisement or any other form of general advertising.

(g)           Purchaser, if a corporation, partnership, trust, or other entity, is authorized and duly empowered to purchase and hold the Shares, has its principal place of business at the address set forth on the signature page and has not been formed for the specific purpose of purchasing the Shares.

(h)           The Shares are being purchased solely for Purchaser’s own account for investment and are not being purchased with a view to the resale, distribution, subdivision, or fractionalization thereof.

(i)            Purchaser understands that the Shares have not been registered under the Act or any state securities laws in reliance upon exemptions from registration for non-public offerings. Purchaser understands that the Shares or any interest therein may not be, and agrees that the Shares or any interest therein, will not be, resold or otherwise disposed of by Purchaser unless the Shares are subsequently registered under the Act and under appropriate state securities laws or unless the Company receives an opinion of counsel satisfactory to it that an exemption from registration is available.

(j)            Purchaser has been informed of and understands the following:

(1)      There are substantial restrictions on the transferability of the Shares under the Act; and

(2)     No federal or state agency has made any finding or determination as to the fairness of the Shares for public investment nor any recommendation or endorsement of the Shares.

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(k)           None of the following information has ever been represented, guaranteed, or warranted to Purchaser expressly or by implication, by any broker, the Company, or agents or employees of the foregoing, or by any other person:

(1)      The approximate or exact length of time that Purchaser will be required to hold the Shares;

(2)      The percentage of profit and/or amount of or type of consideration, profit, or loss to be realized, if any, as a result of an investment in the Shares; or

(3)      That the past performance or experience of the Company, or associates, agents, affiliates, or employees of the Company or any other person, will in any way indicate or predict economic results in connection with the purchase of the Shares.

(l)            The information set forth in the Investor Suitability Questionnaire and executed by Purchaser is true, correct and complete.

(m)          Purchaser has not distributed this Subscription Agreement to anyone, no other person has used the Subscription Agreement, and Purchaser has made no copies of the Subscription Agreement.

(n)           Purchaser hereby agrees to indemnify the Company, its officers, its directors, persons who participated in the preparation of this Subscription Agreement, and any person participating in the offering and hold them harmless from and against any and all liability, damage, cost (including legal fees and court costs) and expense incurred on account of or arising out of:

(1)      Any inaccuracy in the declarations, representations, and warranties set forth herein;

(2)      The disposition of any of the Shares by Purchaser contrary to the foregoing declarations, representations, and warranties; and

(3)      Any action, suit, or proceeding based upon (i) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; (ii) the disposition of any of the Shares; or (iii) the breach by Purchaser of any part of this Subscription Agreement.

(o)           If Purchaser is a corporation, partnership, limited liability company, trust, or other entity and the Purchaser is not an employee benefit plan as defined under ERISA (an “Employee Benefit Plan”), “Benefit Plan Investors,” as that term is defined in the regulations promulgated under ERISA, own less than twenty-five percent (25%) of the value of each class of equity interests in the Purchaser (excluding from the computation interests of any individual or entity with discretionary authority or control over the assets of the Purchaser). If Purchaser is such an entity and at any time twenty-five percent (25%) or more of such value is or comes to be held by Benefit Plan Investors (a “25% Purchaser”), Purchaser shall immediately notify the Company in writing that Purchaser has become a 25% Purchaser. If Purchaser is or becomes a 25% Purchaser or an Employee Benefit Plan, Purchaser understands and agrees that (i) its subscription may be reduced by the Company (in any manner that the Company considers appropriate) to an amount that, when aggregated with all other Benefit Plan Investor participation in the Company, such participation in the Company is less than twenty-five percent (25%), and (ii) notwithstanding anything in this Agreement or in the Company Agreement to the contrary, the Company shall have the right to require Purchaser to withdraw any or all of its investment at any time or from time to time, if in the exclusive discretion of the Company, such withdrawal is advisable to limit participation by Benefit Plan Investors in the Company to less than twenty-five percent (25%). If Purchaser is an Employee Benefit Plan or a 25% Purchaser, the person signing this Agreement on behalf of Purchaser also makes the additional representations and warranties attached hereto.

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(p)           If Purchaser is a qualified plan (including a Keogh plan or an Individual Retirement Account) or is otherwise a Benefit Plan Investor, to the best of Purchaser’s knowledge, neither the Company nor any affiliate (i) has investment discretion with respect to the assets being used to purchase the Shares, (ii) regularly gives individualized investment advice which serves as the primary basis for the investment decisions made with respect to such assets, or (iii) is otherwise a fiduciary with respect to such assets.

(q)           Either (i) no part of the assets to be used to purchase the Shares constitutes assets of any employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA or Section 4975 of the Code, or (ii) part of the assets to be used to purchase the Shares constitutes assets of one or more employee benefit plans subject to Title I of ERISA or Section 4975 of the Code and such purchase is eligible for coverage under one or more statutory or administrative exemptions from the prohibited transaction rules of ERISA and the Code.

(r)           Neither Purchaser nor, to its knowledge after making due inquiry, any person or entity controlled by Purchaser, or if Purchaser is other than a natural person, any person or entity controlled by, controlling or under common control with Purchaser nor any person having a beneficial interest in Purchaser:

(1)      is a person or entity listed in Executive Order No. 13224 (September 23, 2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), any related enabling legislation or any other similar Executive Orders (collectively, the “Executive Order”), or if Purchaser is other than a natural person, is a person or entity listed in the Annex to Section 1(b), (c) or (d) of the Executive Order;

(2)      is named on the List of Specially Designated Nationals and Blocked Persons (the “SDN List”) maintained by the U.S. Office of Foreign Asset Control (“OFAC”), Department of the Treasury, and/or on any other similar list (“Other Lists”) maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation (collectively, “OFAC Laws and Regulations”);

(3)      is a “Designated National” as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 (“Cuban Designated Nationals”) (the SDN List, the Other Lists and Cuban Designated Nationals are referred to in this Agreement, collectively, as the “Lists”);

(4)      is a foreign shell bank or is otherwise a bank with no physical presence in any country, e.g., no place of business at a fixed address in a country in which it is authorized to do business with full time employees and records and which is subject to inspection by its licensing authority; or

(5)      is (i) a current or former senior official in the executive, legislative, administrative, military, or judicial branch of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned commercial enterprise, (ii) a corporation, business or other entity that has been formed by, or for the benefit of, any such individual (iii) an immediate family member of any such individual, or (iv) a person who is widely and publicly known (or is actually known by Purchaser) to maintain a close personal relationship with any such individual (collectively, an “SFPF”).

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(s)           Neither Purchaser nor, to its knowledge after making due inquiry, any holder of a beneficial interest in it (i) is under investigation by any governmental authority for, or has been charged with or convicted of, money laundering (18 U.S.C. §§ 1956 and 1957), drug trafficking, terrorist-related activities, or other money laundering predicate crimes or a violation of the Bank Secrecy Bank (“BSA”) laws (31 U.S.C. § 5311 et seq.) and regulations, (ii) has been assessed civil penalties under these or related laws, or (iii) has had its funds seized or forfeited in an action under these or related laws.

(t)            The funds invested by Purchaser in the Shares are derived from legal sources. If Purchaser is other than a natural person, Purchaser has taken, and will continue to take, reasonable measures appropriate to the circumstances, with respect to each of its stockholders, members, partners or other investors (collectively, “Entity Investors”) in Purchaser, to assure that funds invested in it by such Entity Investors are derived from legal sources and that these measures will be in accordance with all applicable BSA laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations under 18 U.S.C. §§ 1956 and 1957) (collectively, “Anti-Money Laundering Laws”).

(u)           If Purchaser is a financial institution or financial intermediary, Purchaser has taken, and will continue to take, reasonable steps, consistent with industry practice for comparable organizations and in any event as required by law, to ensure that it is and shall be in compliance with all current and future Anti-Money Laundering Laws, and laws, regulations, and government guidance for the prevention of terrorism, terrorist financing and drug trafficking.

(v)           Purchaser agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering and anti-terrorist laws and regulations and OFAC Laws and Regulations. Purchaser consents to the disclosure to U.S. regulators and law enforcement authorities by the Company and its affiliates and agents of such information about Purchaser that the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering and anti-terrorist laws and regulations and OFAC Laws and Regulations.

(w)           If Purchaser is a financial institution or financial intermediary, Purchaser agrees to adopt and maintain adequate policies, procedures and controls to ensure that it is, and that each holder of any beneficial interest in it is, in compliance with all OFAC Laws and Regulations, Executive Orders and related government guidance (such OFAC policies, procedures and controls are collectively referred to as “Purchaser OFAC Policies”). Purchaser further agrees to make its Purchaser OFAC Policies and the respective policies, procedures and controls for persons or entities becoming and being Entity Investors in Purchaser (such policies, procedures and controls are collectively referred to as “Entity Investor OFAC Policies”), together with the information collected thereby concerning Purchaser and such Entity Investors, available to the Company for its review and inspection from time to time during normal business hours and upon reasonable prior notice, and Purchaser agrees to deliver copies of the same to the Company from time to time upon request. The Company will keep Purchaser OFAC Policies and the Entity Investor OFAC Policies, and the information collected thereby, confidential subject to customary exceptions for legal process, auditors, regulators or as otherwise reasonably required by the Company for enforcement of its rights and/or in connection with reasonable business use for holding and dealing with its assets and investments.

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(x)           If Purchaser is other than a natural person and if Purchaser OFAC Policies and the Entity Investor OFAC Policies referred to in subparagraph 5(w) above, and the measures referred to in subparagraph 5(w) above to assure that Purchaser’s and each Entity Investor’s funds are derived from legal sources, shall not provide, in the reasonable determination of the Company, adequate means to assure that persons or entities that are listed on any of the Lists, or that are designated persons under any of the Executive Orders, or whose funds are not derived from legal sources, are excluded from becoming or being Entity Investors in Purchaser, the Company shall notify Purchaser of its determination. If such policies, procedures and controls, as applicable, and such measures are not modified to the satisfaction of the Company within 30 days following notice to Purchaser of the Company’s determination, Purchaser acknowledges that the Company, in addition to all of their other rights and remedies, may declare that a breach of this Agreement exists with respect to Purchaser.

(y)           Purchaser acknowledges and agrees that if, following its investment in the Company, the Company reasonably believes that Purchaser has breached its representations and warranties or its agreements set forth in this Agreement, or a breach of this Agreement otherwise has been declared to exist with respect to Purchaser, the Company has the right or may be obligated to freeze the investment to prohibit additional investments, to segregate the assets constituting the investment in accordance with applicable OFAC Laws and Regulations, to decline any redemption requests, or to redeem Purchaser’s investment. Purchaser further acknowledges that it will have no claim against the Company, or any of its respective affiliates, officers, directors, stockholders, employees and agents for any form of damages as a result of any of the foregoing actions.

(z)           If Purchaser is other than a natural person, Purchaser shall require each person that proposes to acquire any interest in Purchaser to sign an agreement with such representations, warranties, and covenants substantially in the form of paragraph 2 of this Agreement and to deliver the same to Purchaser.

Purchaser agrees to notify the Company promptly if there is any change with respect to the representations provided in this paragraph 2. The foregoing representations and warranties of Purchaser are complete, true, and accurate as of the date of this Agreement and shall survive delivery of this Agreement to the Company for all purposes. If any of such representations and warranties shall not be true and accurate in any respect following the execution and delivery of this Agreement, Purchaser shall give prompt written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

3.            Setoff. Notwithstanding the provisions of the last preceding section or the enforceability thereof, the undersigned hereby grants to the Company the right to setoff against any amounts payable by the Company to the undersigned, for whatever reason, of any and all damages, costs, and expenses (including, but not limited to, reasonable attorneys’ fees) which are incurred on account of or arising out of any of the items referred to in clauses (1) through (3) of Section 2(n).

4.            Restrictions on Transferability of Shares and Compliance with the Securities Act.

(a)           Restrictions on Transferability. Purchaser acknowledges that the Shares have not been registered under the Act or any state blue sky laws, and that the transferability of an interest in the Shares is restricted by applicable federal and state securities laws.

(b)           Restrictive Legend. The certificate representing the Shares, if any, and any other securities issued in respect thereto upon any distribution, recapitalization, merger, consolidation or similar event, are expected (unless otherwise permitted by the provisions of this Section or by applicable law) to be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE SECURITIES MAY BE SOLD OR TRANSFERRED ONLY IF THE SECURITIES ARE REGISTERED UNDER THE ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

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5.            Transferability of Subscription Agreement. Purchaser agrees not to transfer or assign the obligations or duties contained in this Subscription Agreement or any of Purchaser’s interest herein.

6.            Regulation D and Regulation S. Notwithstanding anything herein to the contrary, every person or entity who, in addition to or in lieu of Purchaser, is deemed to be a purchaser pursuant to Regulation D or Regulation S promulgated under the Act or otherwise, does hereby make and join in the making of all the covenants, representations, and warranties made by Purchaser.

7.            Acceptance. Execution and delivery of this Subscription Agreement and tender of the payment referenced in Section 1 above shall constitute Purchaser’s irrevocable offer to purchase the Shares indicated, which offer may be accepted or rejected by the Company in its discretion for any cause or for no cause. Acceptance of this offer by the Company shall be indicated by the execution hereof by the Company.

8.            Binding Agreement. Purchaser agrees that Purchaser may not cancel, terminate, or revoke this Subscription Agreement or any agreement Purchaser makes hereunder, and that this Subscription Agreement shall survive upon the death or disability of Purchaser and shall be binding upon and inure to the benefit of the heirs, successors, assigns, executors, administrators, guardians, conservators, or personal representatives of Purchaser.

9.            Incorporation by Reference. The statement of the number of Shares subscribed and related information set forth on the signature page are incorporated as integral terms of this Subscription Agreement.

10.          Notices. Notices and other communications under this Subscription Agreement shall be in writing and shall be deemed delivered when received or, if by U.S. mail, when deposited in a regularly maintained receptacle, by Certified First Class Mail, postage prepaid, addressed:

(a)           if to Purchaser, at the address shown on the signature page hereof unless the Purchaser has advised the Company, in writing, of a different address as to which notices shall be sent under this Subscription Agreement; and

(b)           if to the Company, at the address first above stated, to the attention of the CEO or to such other address or to the attention of other such officer, as the Company shall have furnished to Purchaser.

11.          Legal Counsel. Purchaser has had the opportunity to consider the terms of this Subscription Agreement with Purchaser’s legal counsel and has either obtained the advice of legal counsel in connection with Purchaser’s execution hereof or does hereby expressly waive its right to seek such legal counsel in connection with this transaction and furthermore has relied on its legal advisor to provide advice as to the tax consequences to Purchaser upon making the purchase.

12.          Miscellaneous. This Subscription Agreement and the documents and agreements referenced herein embody the entire agreement and understanding between the Company and the other parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof. It is the intent of the parties hereto that all questions with respect to the construction and interpretation of this Subscription Agreement and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the State of Arizona, without regard to principles of conflicts of laws thereof that would call for the application of the substantive law of any jurisdiction other than the State of Arizona. Each of the parties hereto irrevocably and unconditionally agrees (i) to be subject to the jurisdiction of the courts of the State of Arizona, (ii) that service of process may be made on such party by prepaid certified mail with a validated proof of mailing receipt constituting evidence of valid service, and (iii) that service made pursuant to clause (ii) above shall have the same legal force and effect as if serviced upon such party personally within the State of Arizona. The headings in this Subscription Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Subscription Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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13.          Subscription Payments. All subscription payments should be made payable to “Rivulet Media, Inc.” There will be no independent escrow agent and no interest paid on funds collected. As there is no minimum, the Company shall begin using funds on behalf of the Company as needed, immediately upon acceptance. The Offering will continue until the earliest of (i) December 31, 2020; (ii) the date on which all 8,000,000 Shares in the proposed offering are sold; or (iii) upon earlier termination by the Board of Directors of the Company.

(Remainder of Page Intentionally Left Blank)

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IN WITNESS WHEREOF, Purchaser has executed this Subscription Agreement on the date set forth on the signature page.

Purchaser desires to take title in the Shares as follows (check one):

______	(a)	Individual (one signature required on page 10);

______	(b)	Husband and Wife as community property (one signature is required on page 10 if interest is held in one name, i.e., managing spouse; two signatures are required on page 10 if interest is held in both names);

______	(c)	Joint Tenants with rights of survivorship (both parties must sign on page 10);

______	(d)	Tenants in Common (both parties must sign on page 10);

______	(e)	Trust (trustee(s) must sign on page 11);

______	(f)	Partnership or Limited Liability Company (general partners(s), manager(s), or authorized member(s) must sign on page 12);

______	(g)	Corporation (authorized officer must sign on page 14);

______	(h)	Employee Benefit Plan (authorized officer must sign on page 15);

______	(i)	Individual Retirement Account (authorized party must sign on page 15);

______	(j)	Keogh Plan (authorized party must sign on page 15);

______	(k)	Other Tax-Exempt Entities (authorized parties must sign on page 15).

The exact name(s) under which title to the Shares is to be taken is as follows:

(Please print)

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SUBSCRIPTION AGREEMENT
SIGNATURE PAGE
FOR INDIVIDUAL PURCHASERS,
JOINT TENANTS, AND TENANTS IN COMMON

Total Shares Subscribed:

Total Dollar Amount:

Investor #1	Investor #2

Signature	Signature

Social Security Number	Social Security Number

Print or Type Name	Print or Type Name

Residence Address	Residence Address

Individual Acknowledgment

State of __________________)

       ) ss:

County of ________________)

On this ___ day of ______________, 20__, ________________________ and ___________________________ personally appeared before me and swore to be the person(s) whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same, and that the same is true to the best of his/her/their knowledge, information, and belief.

SEAL
Notary Public in and for Said County and State

My Commission expires:

Subscription accepted:

Rivulet Media, Inc.

By:
Michael Witherill, President

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SUBSCRIPTION AGREEMENT
SIGNATURE PAGE
FOR TRUST PURCHASERS

Total Shares Subscribed:

Total Dollar Amount:

Executed at	,

this ______________ day of _____________________________________________________________,________________________________.

Name of Trust (Please print or type)

Name of Trustee (Please print or type)

Date Trust was formed:

By:
Trustee’s signature

Taxpayer Identification Number:

Trustee’s Address:

Attention:

ACKNOWLEDGMENT IF SUBSCRIBER IS A TRUST

STATE OF __________________)

             ) ss:

COUNTY OF ________________)

On the ____ day of ___________________________, 20__ personally appeared before me, ___________________________, who being duly sworn did say that he/she is the trustee of the ___________________________, a trust, and that said instrument was signed in behalf of said trust by authority of the applicable trust instrument and he/she acknowledged to me that said trust executed the same.

SEAL
Notary Public in and for Said County and State

My Commission expires:

Subscription accepted:

Rivulet Media, Inc.

By:
Michael Witherill, President

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SUBSCRIPTION AGREEMENT
SIGNATURE PAGE
FOR PARTNERSHIP AND LIMITED LIABILITY COMPANY PURCHASERS

Total Shares Subscribed:

Total Dollar Amount:

Executed at	,

this ______________ day of _____________________________________________________________,________________________________.

Name of Partnership or Limited Liability Company (Please print or type)

By:
Signature of General Partner, Manager, or authorized Member

(Print or Type Name)

By:
Signature of additional General Partner, Manager, or authorized Member (if required by Partnership Agreement or Limited Liability Company Agreement)

(Print or Type Name)

By:
Signature of additional General Partner, Manager, or authorized Member (if required by Partnership Agreement or Limited Liability Company Agreement)

(Print or Type Name)

Taxpayer Identification Number:

Business Mailing Address:

Attention:

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ACKNOWLEDGMENT IF SUBSCRIBER IS A PARTNERSHIP
OR LIMITED LIABILITY COMPANY

STATE OF __________________)

             ) ss:

COUNTY OF ________________)

On the___ day of ___________________________, 20__, personally appeared before me, ___________________________ and ___________________________ who being duly sworn (or affirmed) did say that he/she/they are the ___________________________ of the partnership/limited liability company that executed the within instrument and such instrument was signed by him/her/them on behalf of said partnership/limited liability company and acknowledged to me that said partnership/limited liability company executed the same.

SEAL
Notary Public in and for Said County and State

My Commission expires:

Subscription accepted:

Rivulet Media, Inc.

By:
Michael Witherill, President

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SUBSCRIPTION AGREEMENT
SIGNATURE PAGE
FOR CORPORATE PURCHASERS

Total Shares Subscribed:

Total Dollar Amount:

Executed at	,

this ______________ day of _____________________________________________________________,________________________________.

Name of Corporation (Please print or type)

By:
Signature of authorized agent

Title:

Taxpayer Identification Number:

Address of Principal Corporate Offices:

Mailing Address:

(if different)

Attention:

ACKNOWLEDGMENT IF PURCHASER IS A CORPORATION

STATE OF __________________)

             ) ss:

COUNTY OF ________________)

On the _____ day of ___________________________, 20__, personally appeared before me, ___________________________ who being duly sworn (or affirmed) did say that he/she is the ___________________________ of ___________________________, and that said instrument was signed by him on behalf of said Corporation by authority of its bylaws (or of a resolution of its board of directors, as the case may be), and he/she acknowledged to me that said corporation executed the same.

SEAL
Notary Public in and for Said County and State

My Commission expires:

Subscription accepted:

Rivulet Media, Inc.

By:
Michael Witherill, President

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SUBSCRIPTION AGREEMENT
SIGNATURE PAGE IF PURCHASER IS AN
EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT, KEOGH
PLAN, OR OTHER ENTITY

Total Shares Subscribed:

Total Dollar Amount:

Executed at	,

this ______________ day of _____________________________________________________________,________________________________.

Name of Entity (Please print or type)

By:
Signature of authorized agent

Title:

Taxpayer Identification Number:

Address of Principal Offices:

Mailing Business Address:

Attention:

ACKNOWLEDGMENT IF PURCHASER IS AN
EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT, KEOGH
PLAN OR OTHER ENTITY

STATE OF __________________)

             ) ss:

COUNTY OF ________________)

On the _____ day of ___________________________, 20__, personally appeared before me, ___________________________ of ___________________________, and that said instrument was signed by him/her on behalf of said entity, and he/she acknowledged to me that said entity executed the same.

SEAL
Notary Public in and for Said County and State

My Commission expires:

Subscription accepted:

Rivulet Media, Inc.

By:
Michael Witherill, President

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RIVULET MEDIA, INC.

INVESTOR SUITABILITY QUESTIONNAIRE

______________________

ALL INFORMATION FURNISHED IN THIS

QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY

Rivulet Media, Inc. (the “Company”) will use the responses to this questionnaire to qualify prospective investors for purposes of federal and state securities laws. Please complete, sign, date and return (facsimile or scan acceptable) one copy of this questionnaire as soon as possible to the Company.

Your answers will be kept confidential at all times. However, by signing this questionnaire, you agree that the Company may present this questionnaire to such parties as it deems appropriate to establish the availability of exemptions from registration under state and federal security laws.

NOTE: Individual investors should complete the questionnaire beginning with Part I on this page while non-individual investors such as corporations, partnerships, trusts and other entities should complete the questionnaire beginning with Part II on page 4.

I. INDIVIDUAL INVESTORS:

(Investors other than natural persons (for example, corporations, limited liability companies, partnerships and trusts) should turn to Part II on page 4)

1.       Amount of Investment

Please indicate the amount of your proposed investment:

2.       Personal

Name:
(EXACT NAME AS IT SHOULD APPEAR ON SHARE CERTIFICATE)

Residence Address:

City, State Zip:

Home Telephone:

Home Facsimile:

Email Address:

Date of Birth:

3.       Business

Occupation:

Number of Years:

Present Employer:

Position/Title:

Business Address:

City, State Zip:

Business Telephone:

Business Facsimile:

4.       Residence Information

(a)      Set forth in the space provided below the state(s) in which you have maintained your principal residence during the past three years and the dates during which you resided in each state.

(b)      Are you registered to vote in, or do you have a driver’s license issued by, or do you maintain a residence in any other state? If yes, in which state(s)?

5.       Income

(a)      Do you reasonably expect either your own income from all sources during the current year to exceed $200,000 or the joint income of you and your spouse (if married) from all sources during the current year to exceed $300,000?

☐ Yes	☐ No

If no, please specify amount: _______________

(b)     What percentage of your income as shown above is anticipated to be derived from sources other than salary?

(c)     Was either your yearly income from all sources during each of the last two years in excess of $200,000 or was the joint income of you and your spouse (if married) from all sources during each of such years in excess of $300,000?

☐ Yes	☐ No

If no, please specify amount for:

Last Year: ________________

Year Before Last: ________________

6.       Net Worth

Will your net worth as of the date you purchase the securities offered, together with the net worth of your spouse, be in excess of $1,000,000? (Note that “net worth” includes all of the assets owned by you and your spouse in excess of total liabilities, excluding the fair market value of your principal residence from assets but including as a liability any debt on your principal residence that is in excess of the fair market value.)

☐ Yes	☐ No

If not, please specify amount: __________________

7.       Education

Please describe your educational background and degrees obtained, if any.

8.       Affiliation

If you have any pre-existing personal or business relationship with the Company or any of its officers, directors or controlling persons, please describe the nature and duration of such relationship.

9.       Business and Financial Experience

(a)     Please describe in reasonable detail the nature and extent of your business, financial and investment experience which you believe gives you the capacity to evaluate the merits and risks of the proposed investment and the capacity to protect your interests.

(b)     Are you purchasing the securities offered for your own account and for investment purposes only?

☐ Yes	☐ No

If no, please state for whom you are investing and/or the reason for investing.

10.     Financial Advisors

In evaluating this investment, will you use the services of any of the following advisors? (If so, please identify, providing address and telephone number.)

Accountant:

Attorney:

Other:

PLEASE TURN TO PART III ON PAGE 6 AND SIGN AND DATE THIS QUESTIONNAIRE

II. NON-INDIVIDUAL INVESTORS:*

(Please answer Part II only if the purchase is proposed to be undertaken by a corporation, partnership, trust or other entity)

*       If the investment will be made by more than one affiliated entity, please complete a copy of this questionnaire for EACH entity.

1.       Identification

Name:
(EXACT NAME AS IT SHOULD APPEAR ON SHARE CERTIFICATE)

Address of Principal Place of Business:

City, State Zip:

Jurisdiction of Formation or Incorporation:

Type of Entity (corporation, partnership, trust, etc.):

Contact Person:

Telephone Number:

Facsimile Number:

Internet Address:

Was entity formed for the purpose of this investment?

☐ Yes	☐ No

If the answer is YES, then ALL stockholders, partners or other equity owners must answer Part I of this Questionnaire. If the above answer is no, please continue completing this form.

2.       Amount Of Investment

Please indicate the amount of your proposed investment: $

State the investing entity’s net worth at the time the securities will be purchased: $

3.       Business

Please check the appropriate box to indicate which of the following accurately describes the nature of the business conducted by the investing entity:

☐      a corporation, organization described in Section 501(c)(3) of the Internal Revenue Code, a Massachusetts or similar business trust or a partnership, in each case, not formed for the purpose of this investment, with total assets in excess of $5,000,000;

☐      private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives);

☐      a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐      an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

☐      a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity;

☐      an insurance company as defined in Section 2(13) of the Securities Act of 1933;

☐      an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or whose total assets exceed $5,000,000, or, if a self-directed plan, a plan whose investment decisions are made solely by persons who are accredited investors;

☐      an entity not located in the U.S. and whose equity owners are neither U.S. citizens nor U.S. residents;

☐      a trust with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933.

☐      Other. Describe (and ALL stockholders, partners or other equity owners must answer Part I of this Questionnaire):

4.       Investment Experience

Please provide information detailing the business, financial and investment experience of the entity and investment manager of such entity.

(Signature Page Follows)

III. SIGNATURE

The above information is true and correct in all material respects and the undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

Executed at ___________________, on _________________, 2020.

(Signature)

(Name)

(Title if signing on behalf of an entity)

ADDITIONAL REPRESENTATIONS AND WARRANTIES OF

25% PERSONS AND EMPLOYEE BENEFIT PLANS

1.       If Purchaser is an Employee Benefit Plan, such person is either a named fiduciary of the Employee Benefit Plan (as defined in Section 402(a)(2) of ERISA) or an investment manager of the Employee Benefit Plan (as defined in Section 3(38) of ERISA) with full authority under the terms of the Employee Benefit Plan and full authority from all Employee Benefit Plan beneficiaries, if required, to cause the Employee Benefit Plan to invest in the Company. Such investment has been duly approved by all other named fiduciaries whose approval is required, if any, and is not prohibited or restricted by any provisions of the Employee Benefit Plan or of any related instrument.

2.       Such person has independently determined that the investment by the Employee Benefit Plan or 25% Purchaser in the Company satisfies all requirements of Section 404(a)(1) of ERISA, specifically including the “prudent man” standards of Section 404(a)(1)(B) and the “diversification” standard of Section 404(a)(1)(C), and will not be prohibited under any of the provisions of Section 406 of ERISA or Section 4975(c)(1) of the Code. Such person has requested and received all information from the Company that such person, after due inquiry, considered relevant to such determinations. In determining that the requirements of Section 404(a)(1) are satisfied, such person has taken into account the risk of a loss of the Employee Benefit Plan’s or 25% Purchaser’s investment and that an investment in the Company will be relatively illiquid, and funds so invested will not be readily available for the payment of employee benefits. Taking into account these factors, and all other factors relating to the Company, the undersigned has concluded that investment in the Company constitutes an appropriate part of the Employee Benefit Plan’s or 25% Purchaser’s overall investment program.

3.       Such person will notify the Company, in writing, of (A) any termination, merger or consolidation of the Employee Benefit Plan or the 25% Purchaser, (B) any amendment to any such Employee Benefit Plan or any related instrument that materially affects the authority of any named fiduciary or investment manager to authorize plan investments, and (C) any alteration in the identity of any named fiduciary or investment manager, including such person, who has the authority to approve plan investments.

4.       The Company and its affiliates do not render any investment advice on a regular basis pursuant to a mutual understanding, arrangement or agreement, written or otherwise, between the Employee Benefit Plan or any Employee Benefit Plan investing in the 25% Purchaser and any of such parties who will act in regard to the Company and none of such parties renders any investment advice to any such Employee Benefit Plan that furnishes a primary basis for investment decisions with respect to assets of any such Employee Benefit Plan.

5.       Purchaser agrees to notify the Company within thirty (30) days if any of the foregoing representations are no longer true. If the Company or any officer, director, employee or agent of the Company is ever held to be a fiduciary, it is agreed that, in accordance with Sections 405(b)(1), 405(c)(2), and 405(d) of ERISA, the fiduciary responsibilities of that person shall be limited to such person’s duties in administering the business of the Company, and such person shall not be responsible for any other duties with respect to any Employee Benefit Plan or any Employee Benefit Plan investing in the 25% Purchaser (specifically including evaluating the initial or continued appropriateness of any such Employee Benefit Plan’s investment in the Company under Section 404(a)(1) of ERISA).

EXHIBIT A

RIVULET MEDIA, INC. SUBSCRIPTION AGREEMENT

RISK FACTORS

There are investment considerations and significant risks associated with purchasing common stock (the “Common Stock “) of Rivulet Media, Inc. (the “Company,” “we,” or “us”), including without limitation those discussed below. Each prospective investor should carefully consider the possibility that its entire investment may be lost. Each prospective investor should thoroughly and carefully evaluate these investment considerations and risk factors, preferably with the advice of counsel. There can be no assurance that the Company will achieve positive investment returns. The risks and uncertainties described below are not the only risks facing the Company and additional risks and uncertainties may also harm its business.

Readers are cautioned not to place undue reliance on any forward-looking statements as they speak only of the Company’s views as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The Company is subject to various risks that may materially harm its business, financial condition, and results of operations. The risks and uncertainties described below, while inclusive of all risks we believe to be material at this time, may not be the only ones. If any of these risks or uncertainties actually occurs, the Company’s business, financial condition or operating results could be materially harmed. Except for historical information, the information contained in these risk factors and in our SEC reports are “forward looking” statements about our expected future business and performance. Our actual operating results and financial performance may prove to be very different from what we might have predicted as of the date of this registration statement.

General risks related to our business

We will need to raise significant additional capital. The Company will need substantial capital to make and produce motion pictures currently in development or production. The Company has not established any external sources of liquidity with financial institutions or other unrelated third parties. The Company does not anticipate that it will in the future establish any external sources of financing. As the Company has no sources of financing other than this offering, the Company may not have enough funds to continue its operations, and in that event would need to raise additional capital from other sources sooner than expected.

We will need to raise substantial additional cash to operate our subsidiary, Rivulet Films, Inc. We may be unable to raise additional capital on commercially acceptable terms, if at all, and if we raise capital through additional equity financing, existing stockholders, will have their ownership interests diluted. Our failure to generate adequate funds from operations or from additional sources would harm our business.

        The Company is largely controlled by two stockholders, and thus other stockholders have limited oversight of the Board of Directors; officer salaries are significant. Two stockholders, Klusman Family Holdings and Debbie Rasmussen (wife of Mike Witherill), hold a majority or near-majority of the shares of common stock of the Company. As a result, other stockholders will largely be unable to exercise any direct management or control functions with respect to the Company’s operations. The Board of Directors is elected by the stockholders, and has discretion over a wide variety of decisions. Since a majority or near-majority of shares are held by two stockholders, other stockholders may have little if any ability to influence the election of directors. As officer salaries are determined entirely by the Board of Directors, there is no assurance they will reflect market rates of similarly situated companies. Aaron Klusman, our CEO, and Mike Witherill, our president, will each be paid $360,000 per year, so a significant portion of the proceeds of this offering will be used to pay such salaries.

We rely heavily on our management to become profitable. The Company is subject to all the substantial risks inherent in the commencement of a new business enterprise. We anticipate that our expenses will increase in the foreseeable future. These efforts may prove more expensive than we currently anticipate and we may not succeed in increasing our revenues sufficiently to offset these higher expenses. There can be no assurance that we will be profitable in the future.

Although our President has substantial business experience in the motion picture industry, our CEO has no experience in the motion picture industry and thus there can be no assurance that he will be successful in managing the Company and implementing our business plan. The likelihood of the Company’s success must be considered in light of the problems, expenses, difficulties, complications, and delays frequently encountered in connection with the startup of new businesses and the environment in which the Company operates.

As a result of our limited operating history, our plan for growth, and the competitive nature of the markets in which we plan to compete, we cannot accurately predict the Company’s future revenue, capital requirements, and operating expenses. We may be unable to adjust spending in a timely manner to compensate for any unexpected shortfall in revenue. Our operating expenses may increase significantly. To the extent that these expenses precede or are not rapidly followed by a corresponding increase in revenue or additional sources of financing, our business, operating results, and financial condition may be materially and adversely affected.

If we acquire, combine with or invest in other businesses, we will face certain risks inherent in such transactions. We have in the past considered and will continue, from time to time, to consider, opportunistic strategic transactions, which could involve acquisitions, combinations or dispositions of businesses or assets, or strategic alliances or joint ventures with companies engaged in businesses that are similar or complementary to ours. Any such strategic combination could be material, be difficult to implement, disrupt our business or change our business profile significantly. Any future strategic transaction could involve numerous risks, including:

●	potential disruption of our ongoing business and distraction of management;

●	potential loss of actors, actresses, or other person from our productions;

●	difficulty integrating the acquired businesses or segregating assets to be disposed of;

●	exposure to unknown and/or contingent or other liabilities, including litigation arising in connection with the acquisition, disposition, and/or against any businesses we may acquire;

●	reputational or other damages to our business as a result of a failure to consummate such a transaction; and

●	changing our business profile in ways that could have unintended consequences.

If we enter into significant strategic transactions in the future, related accounting charges may affect our financial condition and results of operations, particularly in the case of any acquisitions. In addition, the financing of any significant acquisition may result in changes in our capital structure, including the incurrence of additional indebtedness. Conversely, any material disposition could reduce our indebtedness or require the amendment or refinancing of our outstanding indebtedness or a portion thereof. We may not be successful in addressing these risks or any other problems encountered in connection with any strategic transactions. We cannot be sure that if we make any future acquisitions, investments, strategic alliances, or joint ventures or enter into any business combination that they will be completed in a timely manner, or at all, that they will be structured or financed in a way that will enhance our creditworthiness or that they will meet our strategic objectives or otherwise be successful. We also may not be successful in implementing appropriate operational, financial, and management systems and controls to achieve the benefits expected to result from these transactions. Failure to effectively manage any of these transactions could result in material increases in costs or reductions in expected revenues, or both. In addition, if any new business in which we invest or which we attempt to develop does not progress as planned, we may not recover the funds and resources we have expended and this could have a negative impact on our businesses or our company as a whole.

The recent novel coronavirus (COVID-19) outbreak and civil unrest could materially adversely affect our financial condition and results of operations. The novel strain of the coronavirus identified in China in late 2019 has spread throughout the world and resulted in authorities implementing numerous measures to try to contain the virus, such as travel bans and restrictions, quarantines, shelter in place orders, and shutdowns, all of which may have a material adverse effect on our business. For example, as long as the pandemic continues, we may not be able to produce any films or television programs. The spread of COVID-19 may also cause us to modify our business practices, and we may take further actions as may be required by government authorities or that we determine are in the best interests of our employees and our business. There is no certainty that such measures will be sufficient to mitigate the risks posed by the virus, and our ability to perform critical functions could be harmed

Recent civil unrest has also caused turmoil further impacting economic and social conditions already impacted by the COVID-19 shutdowns. The degree to which COVID-19 and the civil unrest will impact our results will depend on future developments which are highly uncertain and cannot be predicted, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, the impact and duration of the civil unrest, and how quickly and to what extent normal economic and operating conditions can resume, all of which could severely affect the motion picture industry and audience behavior or our ability to produce our film and television productions.

COVID-19 has also significantly disrupted global financial markets and may limit our ability to access capital, which could in the future negatively affect our liquidity. A recession or market correction resulting from the spread of COVID-19 could materially affect our business and the value of our common stock.

The ultimate impact of the COVID-19 outbreak or a similar health epidemic and the civil unrest is highly uncertain and subject to change. We do not yet know the full extent of potential delays or impacts on our business or the global economy as a whole. However, the effects could have a material impact on our operations, and we will continue to monitor the COVID-19 and civil unrest situation closely.

Motion Picture and Television Industry Risks

Our business requires a substantial investment of capital. The production, acquisition, and distribution of motion pictures and television programs requires a significant amount of capital. A significant amount of time may elapse between the Company’s expenditure of funds and the receipt of revenues from its motion pictures or television programs. This time lapse may require the Company to fund a significant portion of its capital requirements from its financing sources. Although the Company intends to reduce the risks of its production exposure through financial contributions from distributors, tax credit programs, government and industry programs, other studios and co-financiers and other sources, the Company cannot be sure that it will be able to successfully implement these arrangements or that it will not be subject to substantial financial risks relating to the production, acquisition, completion, and release of future motion pictures and television programs. In addition, if the Company increases (through internal growth or acquisition) its production slate or its production budgets, the Company may be required to increase overhead and/or make larger up-front payments to talent and, consequently, bear greater financial risks. Any of the foregoing could have a material adverse effect on the Company’s business, financial condition, operating results, liquidity, and prospects.

The costs of producing and marketing feature films is high and may increase in the future, and the uncertainties inherent in their production could result in the expenditure of significant amounts on films that are abandoned or significantly delayed. Films are expensive to produce. The production, completion, and distribution of feature films is subject to a number of uncertainties, including delays and increased expenditures due to creative problems, technical difficulties, talent availability, accidents, natural disasters, or other events beyond the Company’s control. Because of these uncertainties, the projected costs of a feature film at the time it is set for production may increase, the date of completion may be substantially delayed or the film may be abandoned due to the exigencies of production. In extreme cases, a film in production may be abandoned or significantly modified (including as a result of creative changes) after substantial amounts have been spent, causing the write-off of expenses incurred with respect to the film.

The costs of producing and marketing feature films generally increase from year to year, which may make it more difficult for the Company’s films to generate a profit or compete against other films. Revenues may not be sufficient to offset an increase in the cost of motion picture production and marketing, which could have a material adverse effect on the Company’s business, financial condition, operating results, liquidity, and prospects.

Budget overruns may adversely affect the Company’s business. While the Company’s business model requires that it be efficient in the production of its motion pictures, actual motion picture production costs may exceed their budgets. The production, completion, and distribution of motion pictures can be subject to a number of uncertainties, including delays and increased expenditures due to disruptions or events beyond the Company’s control. As a result, if a motion picture incurs substantial budget overruns, the Company may have to seek additional financing from outside sources to complete production or fund the overrun itself. The Company cannot make assurances regarding the availability of such financing or on terms acceptable to the Company, nor can the Company be sure that it will recoup these costs. Increased costs incurred with respect to a particular film may result in any such film not being ready for release at the intended time and the postponement to a potentially less favorable date, all of which could cause a decline in box office performance, and, thus, the overall financial success of such film. Budget overruns could also prevent a picture from being completed or released. Any of the foregoing could have a material adverse effect on the Company’s business, financial condition, operating results, liquidity, and prospects.

Limitations on control of joint ventures may adversely impact Company operations. The Company may hold interests in certain businesses as a joint venture or in partnership with non-affiliated third parties. As a result of such arrangements, the Company may be unable to control the operations, strategies and financial decisions of such joint venture or partnership entities which could, in turn, result in limitations on the Company’s ability to implement strategies that the Company may favor and may limit the Company’s ability to transfer its interests. Consequently, any losses experienced by these entities could adversely impact the Company’s results of operations and the value of the Company’s investment.

The Company’s success depends on external factors in the motion picture industry.

The Company’s success depends on the commercial success of motion pictures, which is unpredictable. Generally, the popularity of the Company’s motion pictures depends on many factors, including the critical acclaim they receive, the format of their initial release (for example, theatrical or direct-to-video), their actors and other key talent, their genre and their specific subject matter, audience reaction, the quality and acceptance of motion pictures that its competitors release into the marketplace at or near the same time, critical reviews, the availability of alternative forms of entertainment and leisure activities, general economic conditions and other tangible and intangible factors, many of which the Company does not control and all of which may change. The Company cannot predict the future effects of these factors with certainty. In addition, because a motion picture’s performance in ancillary markets, such as home video and pay and free television, is often directly related to its box office performance or television ratings, poor box office results ratings may negatively affect future revenue streams. The Company’s success will depend on the experience and judgment of the Company’s management to select and develop new investment and production opportunities. The Company cannot make assurances that the Company’s motion pictures will obtain favorable reviews or ratings or that the Company’s motion pictures will perform well at the box office or in ancillary markets. The failure to achieve any of the foregoing could have a material adverse effect on the Company’s business, financial condition, operating results, liquidity, and prospects.

A variety of uncontrollable events may reduce demand for the Company’s entertainment products or otherwise adversely affect the Company’s business. Demand for Company products is highly dependent on the general environment for entertainment and other leisure activities. The environment for these activities can be significantly adversely affected in the U.S. or worldwide as a result of a variety of factors beyond the Company’s control, including pandemics or epidemics, terrorist activities, military actions, adverse weather conditions, natural disasters, or other health concerns. Such events could have a material adverse effect on the Company’s business and results of operations. Similarly, an outbreak of a particular infectious disease such as Covid-19 could negatively affect the public’s willingness to see the Company’s films in theaters. Finally, the ongoing effects of global climate change could adversely affect the Company’s business. Various proposals have been discussed at the federal and state level to limit the carbon emissions of business enterprises, which if enacted could result in an increase in the Company’s costs of operations. The effects of climate change could also have unpredictable effects on consumer motion picture attendance patterns.

Changes in the United States, global or regional economic conditions could adversely affect the Company’s results of operations and financial condition. The global economy experienced a significant contraction in the past. Any future decrease in economic activity in the U.S. or in other regions of the world in which the Company does business could significantly and adversely affect its results of operations and financial condition in a number of ways. Any decline in economic conditions may reduce the performance of the Company’s theatrical releases, thereby reducing the Company’s revenues and earnings. Further, bankruptcies or similar events by theater chains, other participants in the Company’s distribution chain or other sources of revenue may cause the Company to incur bad debt expense at levels higher than historically experienced or otherwise cause the Company’s revenues to decrease. In periods of generally increasing prices, or of increased price levels in a particular sector such as the energy sector, the Company may experience a shift in consumer demand away from the entertainment products the Company offers, which could also adversely affect the Company’s revenues and, at the same time, increase the Company’s costs.

Licensed distributors’ failure to promote the Company’s programs may adversely affect the Company’s business. The Company generally does not control the timing and manner in which the Company’s licensed distributors distribute the Company’s motion pictures; their decisions regarding the timing of release and promotional support are important in determining success. Any decision by those distributors not to distribute or promote one of the Company’s motion pictures or to promote the Company’s competitors’ motion pictures to a greater extent than they promote ours could have a material adverse effect on the Company’s business, financial condition, operating results, liquidity and prospects.

The Company could be adversely affected by strikes or other union job actions. The Company is directly or indirectly dependent upon highly specialized union members who are essential to the production of motion pictures. A strike by, or a lockout of, one or more of the unions that provide personnel essential to the production of motion pictures could delay or halt the Company’s production activities, or could cause a delay or interruption in our release of new motion pictures, which could have a material adverse effect on our business, financial condition, operating results, liquidity, and prospects.

The Company’s success is primarily dependent on audience acceptance of its films, which is extremely difficult to predict and, therefore, inherently risky. The Company cannot predict the economic success of any of the Company’s motion pictures because the revenue derived from the distribution of a motion picture (which does not necessarily directly correlate with the production or distribution costs incurred) depends primarily upon its acceptance by the public, which cannot be accurately predicted. The economic success of a motion picture also depends upon the public’s acceptance of competing films, the availability of alternative forms of entertainment and leisure-time activities, general economic conditions, and other tangible and intangible factors, all of which can change and cannot be predicted with certainty.

The economic success of a motion picture is largely determined by the Company’s ability to produce content and develop stories that appeal to a broad audience and by the effective marketing of the motion picture. The theatrical performance of a film is a key factor in predicting revenue from post-theatrical markets. If the Company is unable to accurately judge audience acceptance of the Company’s film content or to have the film effectively marketed, the commercial success of the film will be in doubt, which could result in costs not being recouped or anticipated profits not being realized. Moreover, the Company cannot be sure that any particular feature film will generate enough revenue to offset its distribution, fulfillment services and marketing costs, in which case the Company would not receive any revenues for such film from its distributors.

The Company’s business is currently substantially dependent upon the success of a limited number of film releases each year and the unexpected delay or commercial failure of any one of them could have a material adverse effect on the Company’s financial results and cash flows. The Company generally expects to release one or two feature films per year. The unexpected delay in release or commercial failure of just one of these films could have a significant adverse impact on the Company’s results of operations and cash flows in both the year of release and in the future. Historically, feature films that are successful in the domestic theatrical market are generally also successful in the international theatrical, home entertainment and television markets, although each film is different and there is no way to guarantee such results. If the Company’s films fail to achieve domestic box office success, their international box office and home entertainment success and the Company’s business, results of operations and financial condition could be adversely affected. Further, the Company can make no assurances that the historical correlation between domestic box office results and international box office and home entertainment results will continue in the future. In fact, over the last several years domestic theatrical results and foreign theatrical results have become less directly correlated than in the past.

The Company faces substantial competition in all aspects of its business. Motion picture and television production and distribution are highly competitive businesses. The Company faces competition from companies within the entertainment business and from alternative forms of leisure entertainment, such as travel, sporting events, outdoor recreation, video games, the internet and other cultural and computer-related activities. The Company competes with the major studios, numerous independent motion picture production companies, television networks, pay television systems and digital media platforms for the acquisition of literary and film properties, the services of performing artists, directors, producers and other creative and technical personnel and production financing, all of which are essential to the success of the Company’s entertainment businesses. In addition, the Company’s motion pictures compete for audience acceptance and exhibition outlets with motion pictures produced and distributed by other companies.

As a result, the success of any of the Company’s motion pictures is dependent not only on the quality and acceptance of a particular film, but also on the quality and acceptance of other competing motion pictures released into the marketplace at or near the same time. Given such competition, the Company operates with a different business model than many others. The Company typically emphasizes a lower cost structure, risk mitigation, reliance on financial partnerships and innovative financial strategies. The Company’s cost structures are designed to utilize the Company’s flexibility and agility as well as the entrepreneurial spirit of the Company’s employees, partners and affiliates, in order to provide creative entertainment content to serve diverse audiences worldwide.

The Company is smaller and less diversified than many of its competitors. Unlike the Company, an independent distributor and producer, most of the major U.S. studios are part of large diversified corporate groups with a variety of other operations, including television networks and cable channels that can provide both the means of distributing their products and stable sources of earnings that may allow them to better offset fluctuations in the financial performance of their motion picture operations. In addition, the major studios have more resources with which to compete for ideas, storylines and scripts created by third parties as well as for actors, directors and other personnel required for production. The resources of the major studios may also give them an advantage in acquiring other businesses or assets, including film libraries, that the Company might also be interested in acquiring.

The motion picture industry is highly competitive and at times may create an oversupply of motion pictures in the market. The number of motion pictures released by the Company’s competitors, particularly the major studios, may create an oversupply of product in the market, reduce the Company’s share of box office receipts and make it more difficult for the Company’s films to succeed commercially. The limited supply of motion picture screens compounds this product oversupply problem. Oversupply may become most pronounced during peak release times, such as school holidays and national holidays, when theater attendance is expected to be highest. As a result of changes in the theatrical exhibition industry, including reorganizations and consolidations, and major studio releases occupying more screens, the number of screens available to the Company when the Company wants to release a picture may decrease. If the number of motion picture screens decreases, box office receipts, and the correlating future revenue streams, such as from home entertainment and pay and free television, of the Company’s motion pictures may also decrease. Although the Company seeks to release its films during peak release times, the Company cannot guarantee that it will be able to release all of its films during those times and, therefore, may miss potentially higher gross box-office receipts. In addition, a substantial majority of the motion picture screens in the U.S. typically are committed at any one time to only 10 to 15 films distributed nationally by major studio distributors. If the Company’s competitors were to increase the number of films available for distribution and the number of exhibition screens remained unchanged, it could be more difficult for the Company to release its films during optimal release periods. Moreover, the Company cannot guarantee that the Company can release all of its films when they are otherwise scheduled due to production or other delays, or a change in the schedule of a major studio. Any such change could adversely impact a film’s financial performance. In addition, if the Company cannot change the Company’s schedule after such a change by a major studio because the Company is too close to the release date, the major studio’s release and its typically larger promotion budget may adversely impact the financial performance of the Company’s films.

Other risks in the motion picture industry

The Company must successfully respond to rapid technological changes and alternative forms of delivery or storage to remain competitive. The entertainment industry in general continues to undergo significant developments as advances in technologies and new methods of product delivery and storage, or certain changes in consumer behavior driven by these developments, emerge. Consumers are spending an increasing amount of time on the internet and on mobile devices, and are increasingly viewing content on a time-delayed or on-demand basis from the internet, on their televisions and on handheld or portable devices. If the Company cannot successfully exploit these and other emerging technologies, it could have a material adverse effect on the Company’s business, financial condition, operating results, liquidity and prospects.

Global economic turmoil and regional economic conditions in the U.S. could adversely affect the Company’s business. Global economic turmoil may cause a general tightening in the credit markets, lower levels of liquidity, increases in the rates of default and bankruptcy, levels of intervention from the U.S. federal government and other foreign governments, decreased consumer confidence, overall slower economic activity and extreme volatility in credit, equity and fixed income markets. Currently, due to the onset of COVID-19, we understand that the world economy is experiencing a severe recession. The decrease in economic activity in the U.S. and in other regions of the world in which the Company does business could adversely affect demand for the Company’s films, thus reducing the Company’s revenues and earnings. A continued decline in economic conditions could reduce performance of the Company’s theatrical releases. In addition, an increase in price levels generally, could result in a shift in consumer demand away from the entertainment the Company offers, which could also adversely affect the Company’s revenues and, at the same time, increase the Company’s costs. Moreover, financial institution failures may cause the Company to incur increased expenses or make it more difficult to finance any future acquisitions, or engage in other financing activities. The Company cannot predict the timing or the duration of any downturn in the economy and the Company is not immune to the effects of general worldwide economic conditions.

The Company’s operating results can fluctuate significantly. The Company expects significant fluctuations in the Company’s future quarterly and annual operating results because of a variety of factors, including the following:

●	the potential varying levels of success of the Company’s feature films;

●	the timing of the domestic and international theatrical releases and home entertainment release of the Company’s feature films;

●	the Company’s distribution arrangements with the Company’s distributors permit the Company’s distributors to collect distribution fees and to recoup distribution costs, including print and advertising costs, and cause the Company to recognize significantly less revenue and expenses from a film in the period of a film’s initial theatrical release than the Company otherwise would absent these agreements; and

●	the timing of development expenses and varying levels of success of the Company’s new business ventures.

The Company may incur significant write-offs if its feature films and other projects do not perform well enough to recoup production, marketing and distribution costs. The Company is required to amortize capitalized production costs over the expected revenue streams as the Company recognizes revenue from the associated films or other projects. The amount of production costs that will be amortized each quarter depends on, among other things, how much future revenue the Company expected to receive from each project. Unamortized production costs are evaluated for impairment each reporting period on a project-by-project basis. If estimated remaining revenue is not sufficient to recover the unamortized production costs, the unamortized production costs will be written down to fair value. In any given quarter, if the Company lowers its previous forecast with respect to total anticipated revenue from any individual feature film or other project, the Company may be required to accelerate amortization or record impairment charges with respect to the unamortized costs, even if the Company has previously recorded impairment charges for such film or other project. Such accelerated amortization or impairment charges would adversely impact the Company’s business, operating results and financial condition.

Business interruptions could adversely affect the Company’s operations. The Company’s operations are vulnerable to outages and interruptions due to fire, floods, power loss, telecommunications failures and similar events beyond the Company’s control. A long-term power outage could disrupt the Company’s operations. Prices for electricity have in the past risen dramatically and may increase in the future. An increase in prices would increase the Company’s operating costs, which could in turn adversely affect the Company’s profitability. There can be no assurance that insurance procured by the Company for completion of its motion pictures will be sufficient to compensate the Company for losses that may occur or that such insurance may continue to be available on affordable terms. Any losses or damages incurred by the Company could have a material adverse effect on the Company’s business and results of operations.

The Company faces risks from doing business internationally. The Company intends to contract with distributors that distribute motion picture and television productions outside the U.S. through various output agreement and third party licensees, and derives revenues from these sources. At the present time, no such distribution agreements are in place. However, when international distribution contracts are entered into, the Company’s business will be subject to certain risks inherent in international business, many of which are beyond the Company’s control. These risks include:

●	laws and policies affecting trade, investment and taxes, including laws and policies relating to the repatriation of funds and withholding taxes, and changes in these laws;

●	changes in local regulatory requirements, including restrictions on content; differing cultural tastes and attitudes;

●	differing degrees of protection for intellectual property;

●	financial instability and increased market concentration of buyers in foreign television markets;

●	the instability of foreign economies and governments;

●	fluctuating foreign exchange rates;

●	the spread of communicable diseases in such jurisdictions, which may impact business in such jurisdictions; and

●	war and acts of terrorism.

Events or developments related to these and other risks associated with international trade could adversely affect the Company’s revenues from non-U.S. sources, which could have a material adverse effect on the Company’s business, financial condition, operating results, liquidity and prospects.

The seasonality of the Company’s businesses could exacerbate negative impacts on its operations. The Company’s business will normally be subject to seasonal variations based on the timing of theatrical motion picture and home entertainment releases. Release dates are determined by several factors, including timing of vacation and holiday periods and competition in the market. Also, revenues in the Company’s consumer products business will be influenced by both seasonal consumer purchasing behavior and the timing of theatrical releases and generally peak in the fiscal quarter of a film’s theatrical release. Accordingly, if a short-term negative impact on the Company’s business occurs during a time of high seasonal demand (such as natural disaster or a terrorist attack during the time of one of the Company’s theatrical or home entertainment releases), the effect could have a disproportionate effect on the Company’s results for the year.

The Company’s success depends on a CEO and certain key employees. The Company success will depend to a significant extent on the connections, reputation, expertise and performance of primarily its CEO, its President, and, to a lesser extent on its Vice-President of Development and its production and creative personnel. The Company does not currently have any “key person” life insurance policies on its CEO, President, or any of its employees. The Company has not entered into employment agreements with its CEO, President, or top executive officers and production executives and they can therefore leave the Company at any time without obligation. In addition, competition for the limited number of business, production and creative personnel necessary to create and distribute the Company’s entertainment content is intense and may grow in the future. The Company’s inability to retain or successfully replace, where necessary, its CEO, President, and other key employees could have a material adverse effect on the Company’s business, financial condition, operating results, liquidity and prospects. Also, the CEO, President, and other officers are not required to devote their full time to the Company and may have conflicting time commitments to other entities in the same industry.

To be successful, the Company needs to attract and retain qualified personnel. The Company’s success continues to depend to a significant extent on its ability to identify, attract, hire, train and retain qualified professional, creative, technical and managerial personnel. Competition for the caliber of talent required to produce and distribute Company motion pictures continues to increase. The Company cannot be sure that it will be successful in identifying, attracting, hiring, training and retaining such personnel in the future. If the Company was unable to hire, assimilate and retain qualified personnel in the future, such inability would have a material adverse effect on the Company’s business, financial condition, operating results, liquidity and prospects.

Intellectual property risks and risks of litigation and other liability

Protecting and defending against intellectual property claims may have a material adverse effect on the Company’s business. Our future ability to compete will depend, in part, upon successful protection of the Company’s intellectual property. The Company will attempt to protect proprietary and intellectual property rights to the Company’s productions through available copyright laws and licensing and distribution arrangements with reputable international companies in specific territories and media for limited durations. Despite these precautions, existing copyright laws afford only limited practical protection in certain countries where the Company’s motion pictures are distributed. As a result, it may be possible for unauthorized third parties to copy and distribute the Company’s productions or certain portions or applications of the Company’s intended productions, which could have a material adverse effect on the Company’s business, financial condition, operating results, liquidity and prospects.

Litigation may also be necessary to enforce the Company’s intellectual property rights or to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement or invalidity. Any such litigation, infringement or invalidity claims could result in substantial costs and the diversion of resources and could have a material adverse effect on the Company’s business, financial condition, operating results, liquidity and prospects. The Company cannot be sure that infringement or invalidity claims will not materially adversely affect the Company’s business, financial condition, operating results, liquidity and prospects.

Copyright protection is a serious problem in the home entertainment distribution industry because of the ease with which DVDs and Blu-ray discs may be duplicated. Video piracy continues to be prevalent across the entertainment industry. The Company may take legal actions to enforce copyright protection when necessary.

The Company’s more successful and popular film products may experience higher levels of infringing activity, particularly around key release dates. Alleged infringers may claim that their products are permitted under fair use or similar doctrines, that they are entitled to compensatory or punitive damages because the Company’s efforts to protect its intellectual property rights are illegal or improper, and that the Company’s significant intellectual property are invalid. Such claims, even if meritless, may result in adverse publicity or costly litigation. The Company intends to vigorously defend the Company’s copyrights from infringing products and activity, which can result in litigation. The Company may receive unfavorable preliminary or interim rulings in the course of litigation, and there can be no assurance that a favorable final outcome will be obtained in all cases. Regardless of the validity or the success of the assertion of any such claims, The Company could incur significant costs and diversion of resources in enforcing the Company’s intellectual property rights or in defending against such claims, which could have a material adverse effect on the Company’s business, financial condition, operating results, liquidity and prospects.

Others may assert intellectual property infringement claims against the Company. One of the risks of the motion picture business is the possibility that others may claim that the Company’s productions and production techniques misappropriate or infringe the intellectual property rights of third parties with respect to their previously developed films, series, stories, characters, other entertainment or intellectual property. Irrespective of the validity or the successful assertion of such claims, the Company could incur significant costs and diversion of resources in defending against them, which could have a material adverse effect on the Company’s business, financial condition, operating results, liquidity and prospects.

The Company’s business involves risks of liability claims for media content, which could adversely affect its business, results of operations and financial condition. As a distributor of media content, the Company may face potential liability for:

●	defamation;

●	invasion of privacy;

●	negligence;

●	copyright infringement (as discussed above); and

●	other claims based on the nature and content of the materials distributed.

These types of claims have been brought, sometimes successfully, against producers and distributors of media content. Any imposition of liability that is not covered by insurance or is in excess of insurance coverage could have a material adverse effect on the Company’s business, financial condition, operating results, liquidity and prospects.

Piracy of motion pictures may reduce the gross receipts from the exploitation of the Company’s films. Motion picture piracy is extensive in many parts of the world, including South America, Asia, and certain Eastern European countries, and is made easier by technological advances and the conversion of motion pictures into digital formats. This trend facilitates the creation, transmission and sharing of high quality unauthorized copies of motion pictures in theatrical release on DVDs, Blu-ray discs, from pay-per-view through set-top boxes and other devices and through unlicensed broadcasts on free television and the internet. The proliferation of unauthorized copies of these products will likely have an adverse effect on the Company’s business, because these products reduce the revenue the Company receives from the Company’s productions. Additionally, in order to contain this problem, the Company may have to implement elaborate and costly security and anti-piracy measures, which could result in significant expenses and losses of revenue. The Company cannot be sure that even the highest levels of security and anti-piracy measures will prevent piracy.

In particular, unauthorized copying and piracy are prevalent in countries outside of the U.S., Canada and Western Europe, whose legal systems may make it difficult for the Company to enforce intellectual property rights. While the U.S. government has publicly considered implementing trade sanctions against specific countries that, in its opinion, do not make appropriate efforts to prevent copyright infringements of U.S. produced motion pictures, there can be no assurance that any such sanctions will be enacted or, if enacted, will be effective. In addition, if enacted, such sanctions could impact the amount of revenue that the Company realizes from the international exploitation of motion pictures. If no embargoes or sanctions are enacted, or if other measures are not taken, the Company may lose revenue as a result of motion picture piracy.

The increased consumer acceptance of entertainment content delivered electronically and consumer acquisition of the hardware and software for facilitating electronic delivery may also lead to greater public acceptance of unauthorized content. The Company’s distributors will be substantially responsible for enforcing the Company’s intellectual property rights with respect to all of the Company’s films subject to the Company’s distribution agreements and are required to maintain security and anti-piracy measures consistent with the highest levels each maintains for its own motion pictures in each territory in the world. Other than the remedies the Company has in such agreements, the Company has no way of requiring its distributors to take any anti-piracy actions, and the Company’s distributors’ failure to take such actions may result in the Company having to undertake such measures itself, which could result in significant expenses and losses of indeterminate amounts of revenue. Even if applied, there can be no assurance that the highest levels of security and anti-piracy measures will prevent piracy.

Music Industry Risks

The recorded music industry has been declining and may continue to decline, which may adversely affect our prospects and our results of operations. The recorded music industry has experienced negative growth rates on a global basis since 1999 and the worldwide recorded music market has contracted considerably. Illegal downloading of music, CD piracy, industrial piracy, economic recession, bankruptcies of record wholesalers and retailers, and growing competition for consumer discretionary spending and retail shelf space may have all contributed to the decline in the recorded music industry. Additionally, the period of growth in recorded music sales driven by the introduction and penetration of the CD format has long ended. While CD sales still generate a significant portion of the recorded music revenues globally, CD sales continue to decline industry-wide and we expect that trend to continue. However, new formats for selling recorded music product have been created, including the legal downloading and streaming of digital music and revenue streams from these new channels have emerged. These new digital revenue streams are important as they are partially offsetting declines in physical sales and represent a growing area of the business. However, the industry continues to be negatively impacted as a result of ongoing digital piracy and the transition from physical to digital sales in the recorded music business. While it is believed within the recorded music industry that growth in digital revenues will re-establish a growth pattern for recorded music sales, the timing of the recovery cannot be established with accuracy nor can it be determined how these changes will affect individual markets. A declining recorded music industry is also likely to have a negative impact on the music publishing business. Digital downloads remain a key revenue stream for the recorded music industry, and there has been ample growth in the streaming category, resulting in the latter’s increasing contribution to overall industry digital revenues.

There may be downward pressure on our pricing and our profit margins and reductions in shelf space. There are a variety of factors that could cause us to reduce our prices and reduce our profit margins. They are, among others, the negotiating leverage of mass merchandisers, big-box retailers and distributors of digital music, the increased costs of doing business with mass merchandisers and big-box retailers as a result of complying with operating procedures that are unique to their needs and any changes in costs or profit margins associated with new digital business, including the impact of ad-supported music services, some of which may be able to avail themselves of “safe harbor” defenses against copyright infringement actions under copyright laws. In addition, we will be dependent on a small number of leading digital music services, which allows them to significantly influence the prices we can charge in connection with the distribution of digital music. Over the course of the last decade, U.S. mass-market and other stores’ share of U.S. physical music sales has continued to grow. While we cannot predict how future competition will impact music retailers, as the music industry continues to transform it is possible that the share of music sales by a small number of leading mass-market retailers such as Wal-Mart and Target and digital music services such as Apple’s iTunes and Google Play will continue to grow, which could further increase their negotiating leverage and put pressure on profit margins.

Our prospects and financial results may be adversely affected if we fail to identify, sign, and retain artists and songwriters and by the existence or absence of superstar releases and by local economic conditions in the countries in which we operate. We are dependent on identifying, signing, and retaining recording artists with long-term potential, whose debut albums are well received on release, whose subsequent albums are anticipated by consumers and whose music will continue to generate sales for years to come. The competition among record companies for such talent is intense. Competition among record companies to sell records is also intense. We are also dependent on signing and retaining songwriters who will write the hit songs of today and the classics of tomorrow. Our competitive position is dependent on our ability to attract and develop artists whose work can achieve a high degree of public acceptance. Our financial results may be adversely affected if we are unable to identify, sign, and retain such artists under terms that are economically attractive to us. Our financial results may also be affected by the existence or absence of superstar artist releases during a particular period. Some music industry observers believe that the number of superstar acts with long-term appeal, both in terms of catalog sales and future releases, has declined in recent years. Additionally, our financial results are generally affected by the worldwide economic and retail environment.

We may have difficulty addressing the threats to our business associated with home copying and digital downloading. The combined effect of the decreasing cost of electronic and computer equipment and related technology such as CD burners and the conversion of music into digital formats have made it easier for consumers to obtain and create unauthorized copies of recordings in the form of, for example, “burned” CDs and MP3 files. A significant number of Internet users globally access unauthorized digital sites/services on desktop-based devices on a regular basis. In addition, while growth of music-enabled mobile consumers offers distinct opportunities for music companies such as ours, it also opens the market up to risks from behaviors such as “sideloading” and mobile app-based downloading of unauthorized content and illegitimate user-created ringtones. A substantial portion of our revenue will come from the sale of audio products that are potentially subject to unauthorized consumer copying and widespread digital dissemination without an economic return to us. The impact of digital piracy on legitimate music sales is hard to quantify but we believe that illegal filesharing has a substantial negative impact on music sales.

Organized industrial piracy may lead to decreased sales. The global organized commercial pirate trade is a significant threat to content industries, including the music sector. A 2011 study by Frontier Economics cited by IFPI, estimates that digitally pirated music, motion pictures and software is valued at $30 billion to $75 billion and IFPI’s 2014 Digital Music Report valued advertising revenues generated by piracy sites at $227 million. In addition, a 2010 economic study conducted by Tera Consultants in Europe found that if left unabated, digital piracy could result in an estimated loss of 240 billion Euros in retail revenues for the creative industries—including music—in Europe over the period from 2008 to 2015. Unauthorized copies and piracy have contributed to the decrease in the volume of legitimate sales. They will have an adverse effect on our business.

We will be substantially dependent on a limited number of digital music services, in particular Apple’s iTunes Music Store, for the online sale of our music recordings and they are able to significantly influence the pricing structure for online music stores. We will derive an increasing portion of our revenues from sales of music through digital distribution channels. We are currently dependent on a small number of leading digital music services that sell consumers digital music. Currently, the largest U.S. online music store, iTunes, typically charges U.S. consumers prices ranging from $0.69 to $1.29 per single-track download. We have limited ability to increase our wholesale prices to digital service providers for digital downloads as Apple’s iTunes controls 65%-75% of the legitimate digital music track download business in the United States according to third-party estimates. If Apple’s iTunes were to adopt a lower pricing model or if there were structural changes to other download pricing models, we may receive substantially less per download for our music, which could cause a material reduction in our revenues, unless it is offset by a corresponding increase in the number of downloads. Additionally, Apple’s iTunes and other digital music services at present accept and make available for sale all the recordings that we and other distributors deliver to them. However, if digital music services in the future decide to limit the types or amount of music they will accept from music-based content owners like us, our revenues could be significantly reduced.

We may be unable to compete successfully in the highly competitive markets in which we operate and we may suffer reduced profits as a result. The industries in which we operate are highly competitive, have experienced ongoing consolidation among major music companies, are based on consumer preferences and are rapidly changing. Additionally, they require substantial human and capital resources. We compete with other recorded music companies and music publishers to identify and sign new recording artists and songwriters who subsequently achieve long-term success and to renew agreements with established artists and songwriters. In addition, our competitors may from time to time increase the amounts they spend to lure, or to market and promote, recording artists and songwriters or reduce the prices of their products in an effort to expand market share. We may lose business if we are unable to sign successful recording artists or songwriters or to match the prices of the products offered by our competitors. Our music publishing business competes not only with other music publishing companies, but also with songwriters who publish their own works. Our business is to a large extent dependent on technological developments, including access to and selection and viability of new technologies, and is subject to potential pressure from competitors as a result of their technological developments. For example, our recorded music business may be further adversely affected by technological developments that facilitate the piracy of music, by an inability to enforce our intellectual property rights in digital environments, and by a failure to develop successful business models applicable to a digital environment. Our business also faces competition from other forms of entertainment and leisure activities, such as cable and satellite television, motion pictures and videogames in physical and digital formats.

A significant portion of our music publishing revenues is subject to rate regulation either by government entities or by local third-party collection societies throughout the world and rates on other income streams may be set by governmental proceedings, which may limit our profitability. Mechanical royalties and performance royalties are the two largest sources of income to our music publishing business and mechanical royalties are a significant expense to our recorded music business. In the United States, mechanical royalty rates are set pursuant to an administrative rate-setting process under the U.S. Copyright Act, unless rates are determined through voluntary industry negotiations, and performance royalty rates are set by performing rights societies and subject to challenge by performing rights licensees. Mechanical royalties are paid at a rate of 9.1 cents per song per unit in the United States for physical formats (e.g., CDs and vinyl albums) and permanent digital downloads (recordings in excess of five minutes attract a higher rate) and 24 cents for ringtones. Outside the United States, mechanical and performance royalty rates are typically negotiated on an industry-wide basis. In most territories outside the United States, mechanical royalties are based on a percentage of wholesale prices for physical product and based on a percentage of consumer prices for digital products. The mechanical and performance royalty rates set pursuant to such processes may adversely affect us by limiting our ability to increase the profitability of our music publishing business. If the mechanical royalty rates are set too high it may also adversely affect us by limiting our ability to increase the profitability of our recorded music business. In addition, rates our recorded music business receives in the United States for, among other sources of income and potential income, webcasting and satellite radio are set by an administrative process under the U.S. Copyright Act unless rates are determined through voluntary industry negotiations. Any reduction in the rates would adversely affect our recorded music business. It is important as sales shift from physical to diversified distribution channels that we receive fair value for all of the uses of our intellectual property as our business model now depends upon multiple revenue streams from multiple sources. If the rates for recorded music income sources that are established through legally prescribed rate-setting processes are set too low, it could have a material adverse impact on our recorded music business or our business prospects.

We face a potential loss of titles to the extent that our recording artists have a right to recapture rights in their recordings under the U.S. Copyright Act. The U.S. Copyright Act provides authors (or their heirs) a right to terminate U.S. licenses or assignments of rights in their copyrighted works in certain circumstances. This right does not apply to works that are “works made for hire.” Since the effective date of U.S. federal copyright protection for sound recordings (February 15, 1972), virtually all of our agreements with recording artists provide that such recording artists render services under a work-made-for-hire relationship. A termination right exists under the U.S. Copyright Act for U.S. rights in musical compositions that are not “works made for hire.” If any of our commercially available sound recordings were determined not to be “works made for hire,” then the recording artists (or their heirs) could have the right to terminate the U.S. federal copyright rights they granted to us, generally during a five-year period starting at the end of 35 years from the date of release of a recording under a post-1977 license or assignment (or, in the case of a pre-1978 grant in a pre-1978 recording, generally during a five-year period starting at the end of 56 years from the date of copyright). A termination of U.S. federal copyright rights could have an adverse effect on our business. From time to time, authors (or their heirs) have the opportunity to terminate our U.S. rights in musical compositions.

Risks related to the offering

Tax Consequences Not Determined. The Company has not sought a tax opinion as to the impact on the Purchaser of paying for the Common Stock with cash which is below the market price of the Shares of Common Stock. No independent arms’ length valuation was sought and so the value of the additional services being provided for the Shares and the tax ramification of receipt of those Shares have not been determined. Therefore, Purchaser must rely on his own tax counsel to determine the tax consequence of this investment.

There is no minimum and escrow of funds. There is no requirement that we raise any minimum amount of funds in this Offering. There will be no escrow of funds received from investors. We can use all proceeds raised immediately. We will seek to raise any additional needed capital through other private offerings of equity and debt securities, collaborative arrangements, strategic alliances, and equity and debt financings or from other sources. We may be unable to raise any needed additional capital on commercially acceptable terms, if at all, and if we raise capital through additional equity financing, existing stockholders, including purchasers in this Offering, may have their ownership interests diluted.

There is substantial influence by existing stockholders. Our CEO and President will be able to effectively control matters requiring the approval by stockholders of the Company, even if the Offering is fully subscribed. This concentration of ownership by management may also have the effect of delaying or preventing a change in control of the Company.

There is a risk of substantial dilution from future offerings, acquisitions, and conversions of debt to equity. Investors should be aware that management of the Company has determined that additional funds should be raised through an additional private offering. If a future offering is on terms more favorable than this Offering, purchasers will experience dilution and may be in a junior position to those who hold either debt or preferred equity. Also, future creditors who convert their debt to equity will dilute investors and planned acquisitions will also dilute investors.

This is a private offering with no regulatory agency review. The Company has not registered this Offering under the Securities Act of 1933 (“1933 Act”), as amended, in reliance on the exemptive provisions of Section 4(2) of the 1933 Act and Regulation D promulgated by the SEC. The Company also has relied on apparently available exemptions from securities qualification requirements under applicable state securities laws. There can be no assurance that the Offering currently qualifies or will continue to qualify under one or more of such exemptive provisions due to, among other things, the adequacy of disclosure and the manner of distribution, the existence of similar offerings in the past or in the future, or the retroactive change of any securities law or regulation. If, and to the extent that, claims or suits for rescission are brought and successfully concluded for failure to register this Offering or other offerings or for acts or omissions constituting offenses under the 1933 Act or applicable state securities laws, the Company could suffer material adverse effects, jeopardizing its ability to operate, even if the Company ultimately prevails in its defense.

There are substantial restrictions on transfer of the Common Stock. Investors should be fully aware of the long-term nature of their investment in the Company. Each investor will be required to represent that it is purchasing the Common Stock for its own account, for investment purposes and not with a view toward resale or distribution of any Common Stock. The Common Stock is not readily transferable and any transfer of Common Stock must comply with federal and state securities laws. Any certificates evidencing the Common Stock will bear a legend indicating that their transferability is restricted.

Our use of proceeds is not detailed. Use of proceeds from this Offering will vary solely at the discretion of management. Prospective investors must rely on the ability of the Company to identify and make business decisions consistent with the Company’s objectives. Investors will not have the opportunity to personally evaluate the relevant economic, financial, and other information which will be utilized by the Company’s management in deciding how and when to spend the proceeds from the sale of the Common Stock.

The offering price was determined arbitrarily. The price of the Common Stock was arbitrarily determined by the Board of Directors and may bear no relationship to the assets, book value, earning potential or net worth of the Company, or be based on any recognized criteria of value or formula. No independent opinion on or review of the fairness of the terms under which the Common Stock are being offered has been obtained. Prospective investors must rely on the disclosures set forth in these Risk Factors and the Summary, and on their own business and investment experience as the basis for their decision to purchase the Common Stock.

We do not intend to declare any dividends on our Common Stock. We do not anticipate paying any dividends to our stockholders for the foreseeable future on our Common Stock. Investors seeking cash dividends should not purchase the Common Stock. Any determination to pay dividends in the future will be made at the discretion of our Board of Directors and will depend on our results of operations, financial conditions, contractual restrictions, restrictions imposed by applicable law and other factors our Board deems relevant.

We have agreed to indemnify our officers and directors. The Company’s Certificate of Incorporation provides to directors and officers indemnification to the full extent provided by law, and provides that, to the extent permitted by Delaware law, a director will not be personally liable for monetary damages to the Company or its stockholders for breach of his or her fiduciary duty as a director, except for liability for certain actions that may not be limited under Delaware law. These indemnification provisions may limit the ability of stockholders to seek recourse against our officers and directors.

Lack of separate counsel. Legal counsel for the Company does not represent the interests of the investors in connection with any offering of Common Stock, and such counsel disclaims any fiduciary or attorney-client relationship with the investors. The Company has been represented by Gallagher & Kennedy, P.A. solely with respect to securities matters. No independent legal due diligence has been conducted by the Company on behalf of any investors with respect to this Offering. Investors are encouraged to engage independent legal counsel at their expense to advise them with respect to this Offering and review of any information provided by the Company.

If our stock price fluctuates, you could lose a significant part of your investment. The price of our Common Stock may be influenced by many factors, some of which are beyond our control, including those described above and the following:

●	changes in financial estimates by analysts;

●	announcements by us or our competitors of significant contracts, productions, acquisitions, joint ventures or capital commitments;

●	variations in quarterly operating results;

●	general economic conditions;

●	terrorist acts;

●	future sales of our Common Stock; and

●	investor perception of the Company, the filmmaking industry and the other businesses that we operate in the future.

There is a limited trading market for our Common Stock. Although our stock is publicly traded, the trading market is limited. As a result, any broker/dealer that makes a market in our stock or other person that buys or sells our stock could have a significant influence over its price at any given time. We cannot assure our stockholders that a market for our stock will be sustained.

Our reporting obligations as a public company are costly. Operating a public company involves substantial costs to comply with reporting obligations under federal securities laws which are continuing to increase as provisions of the Sarbanes Oxley-Act of 2002 (“Sarbanes-Oxley Act”) are implemented. We may not reach sufficient size to justify our public reporting status. If we were forced to become a private company, then our stockholders may lose their ability to sell their shares and there would be substantial costs associated with becoming a private company.

Our shares are likely to be “penny stock.” In general, “penny stock” includes securities of companies which are not listed on the principal stock exchanges and have a bid price in the market of less than $5.00; and companies with net tangible assets of less than $2 million ($5 million if the issuer has been in continuous operation for less than three years), or which has recorded revenues of less than $6 million in the last three years. As it will likely be “penny stock” if listed, our stock therefore may be subject to the Rule 15g-9 promulgated under the 1934 Act, which imposes additional sales practice requirements on broker-dealers which sell such securities to persons other than established customers and “accredited investors” (generally, individuals with net worth in excess of $1 million or annual incomes exceeding $200,000, or $300,000 together with their spouses, or individuals who are the officers or directors of the issuer of the securities). For transactions covered by Rule 15g-9, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transaction prior to sale. Consequently, this rule may adversely affect the ability of broker-dealers to sell our stock, and therefore may adversely affect our stockholders’ ability to sell the stock in the public market.

Resale of our shares will be restricted even though we are a public company. The securities to be issued will be “restricted securities,” as that term is defined in Rule 144 promulgated under the 1933 Act, and may not be sold or transferred without an effective registration statement under the 1933 Act, or pursuant to an exemption from registration under the Securities Act, the availability of which is to be established to the satisfaction of the Company. These amendments may reduce the ability of the Company’s stockholders to sell any shares held in the Company.

The requirements of being a public company may strain our resources, divert management’s attention and affect our ability to attract and retain qualified board stockholders. As a public company, we are subject to the reporting requirements of the 1934 Act, the Sarbanes-Oxley Act, the Dodd-Frank Wall Street Reform and Consumer Protections Act, the listing requirements of our exchange or other market listing our Common Stock, and other applicable securities rules and regulations. Compliance with these rules and regulations increases our legal and financial compliance costs, makes some activities more difficult, time-consuming or costly and increase demand on our systems and resources. The 1934 Act requires, among other things, that we file annual, quarterly and current reports with respect to our business and operating results. The Sarbanes-Oxley Act requires, among other things, that we maintain effective disclosure controls and procedures and internal control over financial reporting. In order to maintain and, if required, improve our disclosure controls and procedures and internal control over financial reporting to meet this standard, significant resources and management oversight may be required. As a result, management’s attention may be diverted from other business concerns, which could harm our business and operating results. We may need to hire more employees in the future to meet these requirements, which will increase our costs and expenses.

In addition, changing laws, regulations and standards relating to corporate governance and public disclosure are creating uncertainty for public companies, increasing legal and financial compliance costs and making some activities more time consuming. These laws, regulations and standards are subject to varying interpretations, in many cases due to their lack of specificity, and, as a result, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. This could result in continuing uncertainty regarding compliance matters and higher costs necessitated by ongoing revisions to disclosure and governance practices. We intend to invest resources to comply with evolving laws, regulations and standards, and this investment may result in increased general and administrative expenses and a diversion of management’s time and attention from revenue-generating activities to compliance activities. If our efforts to comply with new laws, regulations and standards differ from the activities intended by regulatory or governing bodies due to ambiguities related to practice, regulatory authorities may initiate legal proceedings against us and our business may be harmed.

We also expect that being a public company and these new rules and regulations will make it more expensive for us to obtain director and officer liability insurance, and we may be required to accept reduced coverage or incur substantially higher costs to obtain coverage. These factors could also make it more difficult for us to attract and retain qualified stockholders of our board of directors, particularly to serve any committees, and qualified executive officers.

As a result of disclosure of information in filings required of a public company, our business and financial condition will become more visible, which we believe may result in threatened or actual litigation, including by competitors and other third parties. If such claims are successful, our business and operating results could be harmed, and even if the claims do not result in litigation or are resolved in our favor, these claims, and the time and resources necessary to resolve them, could divert the resources of our management and harm our business and operating results.

As a result of being a reporting company, we are obligated to develop and maintain proper and effective internal controls over financial reporting. As a public company, we are required, pursuant to Section 404 of the Sarbanes-Oxley Act, to furnish a report by management on, among other things, the effectiveness of our internal control over financial reporting each fiscal year. This assessment will need to include disclosure of any material weaknesses identified by our management in our internal control over financial reporting.

We may not be able to complete our evaluation, testing and any required remediation in a timely fashion. During the evaluation and testing process, if we identify one or more material weaknesses in our internal control over financial reporting, we will be unable to assert that our internal controls are effective.

If we are unable to assert that our internal control over financial reporting is effective, we could lose investor confidence in the accuracy and completeness of our financial reports, which would cause the price of our Common Stock to decline.

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